                      Oppenheimer U.S. Government Trust
                  Supplement dated December 13, 2002 to the
                      Prospectus dated October 23, 2002

The Prospectus is changed by replacing the section titled "Advisory Fees" on page 13 with the following:

      Under the investment advisory agreement, the Fund pays the
      Manager an advisory fee at an annual rate that declines as the
      Fund's assets grow: 0.65% of the first $200 million of average annual net assets of the Fund, 0.60% of the next $100 million,
      0.57% of the next $100 million, 0.55% of the next $400 million,
      0.50% of the next $1.2 billion, and 0.475% of average annual net assets over $2.0 billion.  The Fund's management fee for its last fiscal year ended August 31, 2002 was 0.56% of average annual net assets for each class of shares.

December 13, 2002                                           PS0220.029